EXHIBIT 10.2

   THIRD AMENDMENT TO AMENDED AND RESTATED PROMISSORY NOTE


     This Amendment is made as of July 31, 1996 by and between COPLEY PHARMACEUTICAL, INC., a Delaware corporation (the
"Borrower"), and THE FIRST NATIONAL BANK OF BOSTON, a national banking association (the "Bank").

     WHEREAS, the Bank and the Borrower entered into a certain loan arrangement on August 17, 1993, as amended, which is evidenced, in part, by a certain Amended and Restated Promissory Note dated August 17, 1993 made by the Borrower, as amended by a certain First Amendment to Amended and Restated Promissory Note dated June 29, 1995 and a certain Second Amendment to Amended and Restated Promissory Note dated August 31, 1995 in the principal amount of $20,000,000 (as amended, the "Note"), and a certain Amended and Restated Loan Agreement dated August 17, 1993 between the Borrower and the Bank, as amended by a certain First Amendment to Amended and Restated Loan Agreement dated June 29, 1995, a certain Second Amendment to Amended and Restated Loan Agreement dated August 31, 1995 and a certain Third Amendment to Amended and Restated Loan Agreement dated March 25, 1996 (as amended, the "Loan Agreement"); and

     WHEREAS, the Bank and the Borrower have on this date amended the Loan Agreement pursuant to a certain Fourth Amendment to Amended and Restated Loan Agreement; and

     WHEREAS, the Borrower and Bank are desirous of amending the
Note in the manner set forth below:

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank agree as follows:

     1. From and after the date hereof, the $20,000,000 principal amount of the Note reflected in the upper left hand corner thereof shall be amended to read "$30,000,000".

     2. The Note is further amended by deleting the first paragraph thereof in its entirety and replacing it with the following:

     "FOR VALUE RECEIVED, COPLEY PHARMACEUTICAL, INC., a Delaware corporation having a principal office at 25 John Road, Canton, Massachusetts (referred to as the "Borrower"), hereby unconditionally promises to pay to the order of THE FIRST NATIONAL BANK OF BOSTON (hereinafter, together with its successors-in-title and assigns the "Bank") at the head office of the Bank, at 100 Federal Street, Boston, Massachusetts, the principal sum of THIRTY MILLION DOLLARS ($30,000,000), or, if less, the aggregate unpaid principal amount of advances hereunder made by the Bank to the Borrower under the Amended and Restated Loan Agreement dated August 17, 1973 between the Borrower and the Bank, as amended by a certain First Amendment to Amended and Restated Loan Agreement dated June 29, 1995, a certain Second Amendment to Amended and Restated Loan Agreement dated August 31, 1995, a certain Third Amendment to Amended and Restated Loan Agreement dated March 25, 1996 and a certain Fourth Amendment to Amended and Restated Loan Agreement dated June 28, 1996 (as now or hereafter amended the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement. Unless otherwise provided herein, the rules of interpretation set forth in Section 1.2 of the Agreement shall be applicable to this Note."

     3. Except as specifically provided herein, all terms and conditions of the Note shall remain in full force and effect and are hereby ratified and confirmed. On and after the date hereof, each reference in the Note to "this Note", "hereunder", "hereof" or words of like import referring to the Note, shall mean and be a reference to the Note as amended by this Third Amendment, and each reference in the Loan Agreement and any other loan documents between the Borrower and the Bank, to the Note, "thereunder", "thereof" or words of like import referring to the Note shall mean and be a reference to the Note as amended by this Third Amendment.

     3. This Third Amendment shall take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

                       COPLEY PHARMACEUTICAL, INC.


                        By:  /s/ Barbara Sherrill
                            ----------------------
                            Barbara Sherrill,
                            Executive Vice President-Finance and
                             Chief Financial Officer



                       THE FIRST NATIONAL BANK OF BOSTON


                        By:  /s/ Jeffrey R. Westling
                           -----------------------------
                            Jeffrey R. Westling, Director